Exhibit 99.2

EXHIBIT A

DIRECTORS RESOLUTIONS

OF

ALFACOURSE INC.

 (the “Company”)

WHEREAS:

A.	Oleg Jitov has consented to step down as Chief Executive Officer, Chief Financial Officer, Treasurer, Secretary and as a Member of the Board of Directors of the Company.

B.	Georgi Parrik has consented to act as the new President, CEO, CFO, Treasurer, Secretary and Chairman of the Board of Directors of the Company.

BE IT RESOLVED THAT:

C.	Oleg Jitov stepped down as Chief Executive Officer, Chief Financial Officer, Treasurer, Secretary and as a Member of the Board of Directors of the Company.

D.	Georgi Parrik shall act as the new President, CEO, CFO, Treasurer, Secretary and Chairman of the Board of Directors of the Company.

Effective date:  October 8, 2019

/s/ Oleg Jitov

Oleg Jitov

/s/ Georgi Parrik

Georgi Parrik